SPECIAL MEETING

A Joint Special Meeting of Shareholders of Pax World Funds
Series Trust I (Trust I) and Pax World Funds Series Trust III (Trust
III) was held on June 6, 2017 at 10:00 a.m. ET, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth,
NH. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable to each matter, are as follows below. With respect to the Pax Balanced Fund, Pax ESG
Beta Quality Fund and Pax High Yield Bond Fund, consideration of proposal 2 was adjourned to a later date. With respect to all funds, consideration of proposals 3 and 4 were adjourned to a later date.

Consideration of such proposals took place on Thursday, June 29, 2017 at 10:00 a.m. ET, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, NH.

Proposal 1a. For shareholders of Trust I Funds, to elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, DAnne Hurd,
Joseph F. Keefe, John L. Liechty, Laurence A. Shadek and Nancy
S. Taylor to serve as Trustees of Trust I.

1a.01: Election of Pax World Funds Series Trust I Trustee Adrian P. Anderson
 For
Against/Withhold
Passed
382,980,716.793
8,024,081.979
Yes

1a.02: Election of Pax World Funds Series Trust I Trustee Anne M. Goggin
For
Against/Withhold
Passed
383,320,946.165
7,683,852.607
Yes

1a.03: Election of Pax World Funds Series Trust I Trustee Cynthia Hargadon
For
Against/Withhold
Passed
383,593,786.264
7,411,012.508
Yes

1a.04: Election of Pax World Funds Series Trust I Trustee DAnne Hurd
For
Against/Withhold
Passed
383,488,471.490
7,516,327.282
Yes

1a.05: Election of Pax World Funds Series Trust I Trustee Joseph F. Keefe
For
Against/Withhold
Passed
382,924,654.949
8,080,143.823
Yes

1a.06: Election of Pax World Funds Series Trust I Trustee John L. Liechty
For
Against/Withhold
Passed
383,058,365.807
7,946,432.965
Yes

1a.07: Election of Pax World Funds Series Trust I Trustee Laurence A. Shadek
For
Against/Withhold
Passed
382,706,658.679
8,298,140.093
Yes

1a.08: Election of Pax World Funds Series Trust I Trustee Nancy S. Taylor
For
Against/Withhold
Passed
383,574,866.228
7,429,932.544
Yes


Proposal 1b. For shareholders of Pax Ellevate Global Womens Index Fund, the only series of Trust III, to elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, DAnne Hurd, Joseph F. Keefe, Sallie Krawcheck, John
L. Liechty and Nancy S. Taylor to serve as Trustees of Trust III.

1b.01: Election of Pax World Funds Series Trust I Trustee Adrian P. Anderson
 For
Against/Withhold
Passed
3,049,288.323
181,589.336
Yes

1b.02: Election of Pax World Funds Series Trust I Trustee Anne M. Goggin
For
Against/Withhold
Passed
3,081,084.066
149,793.593
Yes

1b.03: Election of Pax World Funds Series Trust I Trustee Cynthia Hargadon
For
Against/Withhold
Passed
3,079,384.246
151,493.413
Yes

1b.04: Election of Pax World Funds Series Trust I Trustee DAnne Hurd
For
Against/Withhold
Passed
3,074,080.347
156,797.312
Yes

1b.05: Election of Pax World Funds Series Trust I Trustee Joseph F. Keefe
For
Against/Withhold
Passed
3,044,598.150
186,279.509
Yes

1b.06: Election of Pax World Funds Series Trust I Trustee Sallie Krawcheck
For
Against/Withhold
Passed
3,080,877.359
150,000.300
Yes




1b.07: Election of Pax World Funds Series Trust I Trustee John L. Liechty
For
Against/Withhold
Passed
3,055,953.863
174,923.796
Yes


1b.08: Election of Pax World Funds Series Trust I Trustee Nancy S. Taylor
For
Against/Withhold
Passed
3,079,790.138
151,087.521
Yes





Proposal 2. For shareholders of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund, to approve the change in the investment objective of such Funds from fundamental to non-fundamental.
Fund
 For
 Against
 Abstain
 Broker
Non-Vote
Passe
d
Balance
d

40,085,503.40
1

9,667,458.14
8

4,222,592.80
3

5,176,044.902
Yes
ESG
Beta
Quality

5,575,283.266

1,477,883.64
1

626,688.704

1,101,468.000
Yes
High
Yield
Bond

31,432,880.25
7

4,833,695.21
8

1,522,269.11
2

11,857,540.00
0
Yes

Proposal 3. For shareholders of all Funds, to approve an amendment to the Funds fundamental investment restriction on lending.

Fund
 For
 Against
 Abstain
 Broker
Non-Vote
Passe
d
Balanced

41,971,459.63
2

7,562,626.92
0

4,441,457.80
0

5,176,054.902
Yes
Core Bond

67,463,293.25
8

99.842

302.000

1,268.000
Yes
Ellevate
Global
Womens
Index

2,379,770.518

152,023.001

206,222.036

664,228.000
Yes
ESG Beta
Dividend

13,663,276.28
2

96.525

2,887.392

869.000
Yes
ESG Beta
Quality

6,197,459.460

762,109.221

720,282.930

1,101,472.000
Yes
Global
Environment
al Markets

12,010,880.17
7

677,856.601

638,761.787

3,207,593.001
Yes
High Yield
Bond

33,866,187.18
6

2,427,717.30
3

1,494,944.09
7

11,857,536.00
0
Yes
Large Cap

75,852,162.78
6

96.246

195.303

-
Yes
Mid Cap

14,486,786.68
1

-

-

5,292.000
Yes
MSCI ESG
EAFE
Leaders
Index

40,342,941.75
6

636,358.255

453,179.314

9,170,767.000
Yes
Small Cap

31,025,572.38
8

654,033.381

773,587.459

8,488,225.000
Yes


Proposal 4. For shareholders of Trust I Funds and the only Trust III Fund, Pax Ellevate Global Womens Index Fund, to authorize Pax
World Management
LLC and Pax Ellevate Management LLC, respectively, to enter into and materially amend investment sub-advisory agreements, with the approval of the Board of Trustees, but without obtaining additional shareholder approval.

Fund
 For
 Against
 Abstain
 Broker
Non-Vote
Passe
d
Balanced

41,774,501.60
2

7,607,365.38
1

4,593,676.36
8

5,176,055.902
Yes
Core Bond

67,463,393.10
0

-

302.000

1,268.000
Yes
Ellevate
Global
Womens
Index

2,333,188.199

212,299.312

192,525.044

664,231.000
Yes
ESG Beta
Dividend

13,663,235.53
4

137.273

2,887.392

869.000
Yes
ESG Beta
Quality

6,221,864.137

794,806.133

663,185.342

1,101,468.000
Yes
Global
Environment
al Markets

11,946,946.95
6

793,761.130

586,790.480

3,207,593.001
Yes
High Yield
Bond

32,557,012.75
8

3,808,310.86
1

1,423,519.96
7

11,857,541.00
0
Yes
Large Cap

75,852,258.38
8

96.246

99.701

-
Yes
Mid Cap

14,486,325.82
7

460.854

-

5,292.000
Yes
MSCI ESG
EAFE
Leaders
Index

38,406,978.35
9

2,689,480.70
5

336,019.260

9,170,768.000
Yes
Small Cap

30,956,396.03
7

901,545.978

595,248.213

8,488,228.000
Yes